                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 1999

                                OGDEN CORPORATION
              (EACH NAME OF REGISTRANT AS SPECIFIED IN THE CHARTER)

DELAWARE                      1-3122                     13-5549268
----------------------------  ------------------------   -------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION)                                        IDENTIFICATION NO.)

TWO PENNSYLVANIA PLAZA           NEW YORK, NEW YORK            10121
----------------------           ------------------            -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      ZIP CODE

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212)868-6000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.           OTHER EVENTS

                  On June 24, 1999 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of business acquired: Not Applicable

                  (b) Pro forma financial information: Not Applicable

                  (c) Exhibits:

                        (1) Press Release of Ogden Corporation dated June 24, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 OGDEN CORPORATION


Dated: June 24, 1999                             By: /s/ J. L. EFFINGER
                                                     ---------------------------
                                                     J. L. Effinger
                                                     Assistant Secretary